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                                                                    EXHIBIT 23.1



                      [MOHLER, NIXON & WILLIAMS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-60866, 333-49766 and 333-46598) of KLA-Tencor
Corporation of our report dated November 7, 2001, relating to the financial statements of the KLA-Tencor 401(k) Plan which appears in this Form 11-K.



/s/ MOHLER, NIXON & WILLIAMS

MOHLER, NIXON & WILLIAMS
Accountancy Corporation

Campbell, California
December 20, 2001